NATIONWIDE MUTUAL FUNDS

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide NYSE Arca Tech 100 Index Fund
(formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement dated March 19, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.
The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 31 of the Prospectus with respect to the Nationwide NYSE Arca Tech 100 Index Fund is deleted in its entirety and replaced with the following:

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. The market capitalizations of the companies in the NYSE Arca Tech 100 Index range from small- to large-capitalization companies. As of December 31, 2020, the market capitalizations for companies included in the NYSE Arca Tech 100 Index ranged from approximately $1.48 billion to $2.13 trillion.

To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all (at least 90%) of its net assets in nearly all of the component equity securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund’s investments in the securities included in the NYSE Arca Tech 100 Index may fall temporarily (i.e., up to five trading days) below 90% if the Fund receives cash inflows that it cannot immediately invest, or the subadviser determines it would be imprudent to immediately invest, in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector.

2.
The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 32 of the Prospectus with respect to the Nationwide S&P 500 Index Fund is deleted in its entirety and replaced with the following:

The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P 500 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 Index.

The Fund does not necessarily invest in all of the securities in the S&P 500 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole. As of December 31, 2020, the market capitalizations of companies in the S&P 500 Index ranged from $2.16 billion to $2.13 trillion.

The S&P 500 Index is composed of approximately 500 common stocks selected by Standard & Poor’s, most of which are listed on the New York Stock Exchange or NASDAQ. The S&P 500 Index generally is considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. The S&P 500 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor’s selects stocks for the S&P 500 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.

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